                                                                    Exhibit 23.1
                                                                    ------------






INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of KRUG International Corp. on Form S-8 of our report dated May 16, 1997, appearing in the Annual Report on Form 10-K of KRUG International Corp. for the year ended March 31, 1997.



DELOITTE & TOUCHE LLP

Houston, Texas
December 15, 1997


                                      -13-